                                  EXHIBIT 99.1
                              UNITED BANCORP, INC.

FOR IMMEDIATE RELEASE                              CONTACT:    Robert K. Chapman
August 3, 2007                                              United Bancorp, Inc.
                                                                    734-214-3801

                UNITED BANCORP, INC. ANNOUNCES SECOND QUARTER AND
              YEAR TO DATE 2007 EARNINGS AND DECLARES CASH DIVIDEND

TECUMSEH, MI - United Bancorp, Inc. (OTC: UBMI) reported net income of $2.267 million for the quarter ended June 30, 2007, compared to $2.184 million for the second quarter of 2006 and $1.726 million for the first quarter of 2007. In addition, the Company announced that it has declared a quarterly cash dividend of $0.20 per share payable July 31, 2007.

Financial Performance

Robert K. Chapman, President and Chief Executive Officer of United Bancorp, Inc. ("United") announced that United's earnings per share of $0.43 for the second quarter of 2007 were up 30.3% from $0.33 for the first quarter of 2007, and were up 4.1% compared to $0.41 for the second quarter of 2006. Net income of $2,267,200 for the quarter ended June 30, 2007 was up 3.8% from $2,184,400 for the same period of 2006. Returns on average assets and average equity for the second quarter of 2007 were 1.18% and 12.11%, respectively, compared with 1.20% and 12.48%, respectively, in the second quarter of 2006. All per share amounts are fully diluted and have been adjusted to reflect the 100% stock dividend paid in May of 2007.

The Company's core earnings remain strong, as net interest income for the quarter improved 3.9% over the second quarter of 2006, and year to date net interest income is up 2.6% over last year to date. Noninterest income for the quarter reflected improvement over the same period of 2006, with growth of 9.4%, and 2007 year to date noninterest income is up 10.2% over the same period last year. In the second quarter of 2007, the Company's provision for loan loss of $710,000 was up from $439,500 for the same quarter of last year, but was down from $1.509 million for the first quarter of 2007. Noninterest expense was up 2.9% from the same quarter last year, while year to date expenses are just 0.8% higher than the first half of 2006.

Financial Condition

Consolidated total loans reached $640.1 million at June 30, with growth of $65.1 million, or 11.3% from the same period last year. Total deposits of $656.9 million grew $45.2 million, or 7.4% for the past year. Total consolidated assets of $781.6 million at June 30 have increased 6.9% during the past year, up from $731.0 million at June 30, 2006.

United's allowance for loan losses as of June 30, 2007 was $7.6 million, compared to $9.2 million as of March 31, 2007 and $6.9 million as of June 30, 2006. Nonperforming loans totaled $7.5 million as of June 30, 2007, down from $10.9 million as of March 31, 2007 and up from $4.6 million on June 30, 2006. The Company's ratio of nonperforming loans to loans was 1.17% on June 30, 2007, down from 1.76% at March 31, 2007 and compared to 0.80% at June 30, 2006. CEO Chapman commented, "We continue to face the challenge of a weak Michigan economy and the related issues around credit quality. However, during the second quarter of 2007, our nonperforming loans decreased $3.3 million from the end of the first quarter."

Equity and Dividends

The Board of Directors of United Bancorp, Inc. declared a cash dividend of $0.20 per share payable July 31, 2007 to shareholders of record July 20, 2007. This dividend represents the same per-share amount as paid in the first quarter of this year, after adjustment for the 100% stock dividend paid May 31, 2007.

In the first quarter of 2007, the Company's Board of Directors authorized the repurchase of up to 260,000 shares (adjusted for stock dividend) or approximately 5%, of the Company's common shares outstanding. During the second quarter of 2007, United purchased 38,753 shares under this program, bringing the total shares repurchased to 48,753.

Other Company News

Mr. Chapman announced that Steven Terhaar and Michael Chatas have joined United to lead a new business unit, United Structured Finance Company, which originates business loans to be sold to the secondary market.

United Bancorp, Inc. was honored in the June 2007 issue of U.S. Banker magazine. United was ranked in the top 2% of all community banks nationwide based on 2006 return on equity. The three-year average ROE placed United in the top four community banks within the state of Michigan.

About United Bancorp, Inc.

United Bancorp, Inc. is an independent financial holding company that is the parent company for United Bank & Trust and United Bank & Trust - Washtenaw. The subsidiary banks operate seventeen banking offices in Lenawee, Washtenaw and Monroe counties, and United Bank & Trust maintains an active wealth management group that serves the Company's market area. For more information, visit the company's website at www.ubat.com.

               UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS FOLLOW.

Safe Harbor Statement

This news release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21 B of the Securities Act of 1934, as amended, which are intended to be safe harbors created thereby. Those statements are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and about the Company itself. Words such as "anticipate," "believe," "determine," "estimate," "expect," "forecast," "intend," "is likely," "plan," "project," "opinion," variations of such terms, and similar expressions are intended to identify such forward-looking statements. The presentations and discussions of the provision and allowance for loan losses presented in this report are inherently forward-looking statements in that they involve judgments and statements of belief as to the outcome of future events.

These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Internal and external factors that may cause such a difference include changes in economic conditions in the market area the Company conducts business which could materially impact credit quality trends, interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of pending and future litigation and contingencies; trends in customer behavior and customer ability to repay loans; software failure, errors or miscalculations; and the vicissitudes of the national economy. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events, or otherwise.

                                       ###

                      UNITED BANCORP, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                  (Dollars in thousands except per share data)

                                                            June 30,   December 31,   June 30,
                                                              2007         2006         2006
                                                            --------   ------------   --------
ASSETS
Cash and demand balances in other banks                     $ 19,139     $ 17,606     $ 23,785
Federal funds sold                                                --        3,770        5,000
                                                            --------     --------     --------
Total cash and cash equivalents                               19,139       21,376       28,785
Securities available for sale                                 89,363       95,811       96,198
Loans held for sale                                            6,009        5,772          668
Portfolio loans
   Personal                                                   97,439       91,817       85,947
   Business                                                  447,302      420,433      411,548
   Residential Mortgage                                       89,315       83,741       76,833
                                                            --------     --------     --------
Total loans                                                  640,065      601,763      574,996
      Less allowance for loan losses                           7,561        7,849        6,868
                                                            --------     --------     --------
Net loans                                                    632,504      593,914      568,128
Premises and equipment, net                                   13,367       13,215       12,627
Goodwill                                                       3,469        3,469        3,469
Bank owned life insurance                                     11,721       11,499       11,291
Accrued interest receivable and other assets                  12,077       11,705       10,521
                                                            --------     --------     --------
TOTAL ASSETS                                                $781,640     $750,989     $731,019
                                                            ========     ========     ========
LIABILITIES
Deposits
   Non-interest bearing                                     $ 86,249     $ 81,373     $ 89,965
   Interest bearing deposits                                 570,618      546,629      521,740
                                                            --------     --------     --------
Total deposits                                               656,866      628,002      611,705
Short term borrowings                                          2,800           77           76
FHLB Advances outstanding                                     42,136       40,945       39,617
Accrued interest payable and other liabilities                 4,337        7,430        8,793
                                                            --------     --------     --------
TOTAL LIABILITIES                                            706,139      676,453      660,192
                                                            --------     --------     --------
SHAREHOLDERS' EQUITY
Common stock and paid in capital, no par value;
   10,000,000 shares authorized; 5,216,770, 5,247,432 and
   5,246,384 shares issued and outstanding, respectively      70,407       71,075       70,830
Retained earnings                                              5,319        3,393          740
Accumulated other comprehensive income (loss), net of tax       (225)          68         (743)
                                                            --------     --------     --------
TOTAL SHAREHOLDERS' EQUITY                                    75,501       74,536       70,827
                                                            --------     --------     --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  $781,640     $750,989     $731,019
                                                            ========     ========     ========
Book value per share of common stock                        $  14.47     $  14.20     $  13.50

(Per share values restated to reflect 2007 stock dividend)

                      UNITED BANCORP, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                  (Dollars in thousands except per share data)

                                                  Quarter to Date           Year to Date
                                               ---------------------   ---------------------
                                                June 30,    June 30,    June 30,    June 30,
                                                  2007        2006        2007        2006
                                               ---------   ---------   ---------   ---------
INTEREST INCOME
   Interest and fees on loans                  $11,853.3   $10,460.2   $23,006.5   $20,535.9
   Interest on investment securities             1,011.3       902.7     2,085.3     1,787.1
   Interest on federal funds sold                   15.7       121.1       142.0       192.1
                                               ---------   ---------   ---------   ---------
      Total interest income                     12,880.3    11,484.0    25,233.8    22,515.0
INTEREST EXPENSE
   Interest on deposits                          4,807.5     3,821.1     9,365.5     7,164.9
   Interest on fed funds purchased                  80.0         0.3        86.9        40.7
   Interest on FHLB advances                       514.9       463.2     1,011.6       907.2
                                               ---------   ---------   ---------   ---------
      Total interest expense                     5,402.4     4,284.6    10,463.9     8,112.8
                                               ---------   ---------   ---------   ---------
NET INTEREST INCOME                              7,477.9     7,199.4    14,769.9    14,402.2
Provision for loan losses                          710.0       439.5     2,218.7       805.5
                                               ---------   ---------   ---------   ---------
NET INTEREST INCOME AFTER
   PROVISION FOR LOAN LOSSES                     6,767.9     6,759.8    12,551.2    13,596.7
                                               ---------   ---------   ---------   ---------
NONINTEREST INCOME
   Service charges on deposit accounts             878.3       831.4     1,688.3     1,594.9
   Trust & Investment fee income                   929.4       913.7     1,889.2     1,906.5
   Gains (losses) on securities transactions          --          --         0.8        (1.7)
   Income from loan sales and servicing            392.9       211.0       769.0       392.7
   ATM, debit and credit card fee income           532.2       485.4     1,003.9       916.2
   Sales of nondeposit investment products         244.5       255.9       498.9       482.6
   Income from bank-owned life insurance           116.4       101.3       222.0       200.0
   Other income                                    244.7       251.9       475.3       450.4
                                               ---------   ---------   ---------   ---------
      Total noninterest income                   3,338.3     3,050.5     6,547.4     5,941.5
NONINTEREST EXPENSE
   Salaries and employee benefits                3,734.9     3,822.7     7,342.4     7,696.9
   Occupancy and equipment expense               1,196.6     1,085.7     2,417.4     2,176.8
   External data processing                        431.8       331.1       723.1       681.1
   Advertising and marketing                       301.4       267.7       662.3       537.5
   Other expense                                 1,325.7     1,283.8     2,534.9     2,481.5
                                               ---------   ---------   ---------   ---------
      Total noninterest expense                  6,990.4     6,791.1    13,680.1    13,573.8
                                               ---------   ---------   ---------   ---------
INCOME BEFORE FEDERAL INCOME TAX                 3,115.7     3,019.3     5,418.4     5,964.5
Federal income tax                                 848.6       834.9     1,425.3     1,635.5
                                               ---------   ---------   ---------   ---------
NET INCOME                                     $ 2,267.2   $ 2,184.4   $ 3,993.2   $ 4,329.0
                                               =========   =========   =========   =========
Basic and diluted earnings per share           $    0.43   $    0.41   $    0.75   $    0.82

(Earnings per share restated to reflect 2007 stock dividend)

                      UNITED BANCORP, INC. AND SUBSIDIARIES
                 FINANCIAL SUMMARY & SELECTED RATIOS (UNAUDITED)
                  (Dollars in thousands except per share data)

                                                                 Quarter to Date
                                                 -----------------------------------------------
                                                         June 30,                  Change
                                                 -----------------------   ---------------------
                                                    2007         2006       Amount    Percentage
                                                 ----------   ----------   --------   ----------
FINANCIAL SUMMARY
      Interest Income                            $ 12,880.3   $ 11,484.0   $1,396.3       12.2%
      Interest Expense                              5,402.4      4,284.6    1,117.8       26.1%
                                                 ----------   ----------   --------
   Net Interest Income                              7,477.9      7,199.4      278.5        3.9%
      Provision for loan losses                       710.0        439.5      270.5       61.5%
      Non-interest income                           3,338.3      3,050.5      287.8        9.4%
      Non-interest expense                          6,990.4      6,791.1      199.3        2.9%
                                                 ----------   ----------   --------
   Income before taxes                              3,115.7      3,019.3       96.5        3.2%
      Federal income tax                              848.6        834.9       13.7        1.6%
                                                 ----------   ----------   --------
   Net income                                    $  2,267.2   $  2,184.4   $   82.8        3.8%
                                                 ==========   ==========   ========
PERFORMANCE RATIOS
   Return on average assets (annualized)               1.18%        1.20%     -0.02%      -1.7%
   Return on average equity (annualized)              12.11%       12.48%     -0.37%      -3.0%
   Net interest margin (tax equivalent)                4.29%        4.42%     -0.13%      -2.9%
   Efficiency ratio                                    63.2%        64.8%     -1.69%       2.6%
BALANCE SHEET DATA
   Average earning assets                           733,693      682,805     50,888        7.5%
   Total loans                                      640,065      574,996     65,069       11.3%
   Allowance for loan loss                            7,561        6,868        693       10.1%
   Average loans                                    630,439      565,822     64,616       11.4%
   Total deposits                                   656,866      611,705     45,161        7.4%
   Average deposits                                 636,702      603,101     33,601        5.6%
   Total assets                                     781,640      731,019     50,621        6.9%
   Average assets                                   768,165      723,278     44,887        6.2%
ASSET QUALITY
   Net charge offs                                    2,379          153      2,226     1454.0%
   Non-accrual loans                                  7,261        2,620      4,641      177.1%
   Non-performing loans                               7,514        4,613      2,901       62.9%
   Loans over 90 days past due/total loans             0.04%        0.19%     -0.15%     -78.7%
   Nonperforming loans/total loans                     1.17%        0.80%      0.37%      46.3%
   Allowance for loan loss/total loans                 1.18%        1.19%     -0.01%      -1.1%
   Allowance for loan loss/nonperforming loans        100.6%       148.9%     -48.3%     -32.4%
   Other real estate owned                            1,146          759        387       51.0%
STOCK PERFORMANCE
   Earnings per share:
      Basic and diluted                          $     0.43   $     0.41   $   0.02        4.1%
   Market Value:
      High                                       $    24.00   $    28.03   $  (4.03)     -14.4%
      Low                                        $    21.75   $    21.39   $   0.36        1.7%
      Close                                      $    21.75   $    22.54   $  (0.79)      -3.5%
   Shares outstanding                             5,216,770    5,246,384    (29,614)      -0.6%
   Dividends/share                               $     0.20   $     0.18   $   0.02       13.6%
   Dividend payout ratio                               46.6%        42.7%      3.90%       9.1%
   Price/Earnings ratio (prior 12 months)              13.4x        13.4x       0.0x      -0.3%
   Selling price/Book                                 150.3%       166.9%     -16.6%     -10.0%
   Book Value per share                          $    14.47   $    13.50   $   0.97        7.2%

All per-share data is restated to reflect 100% stock dividend in 2007

                      UNITED BANCORP, INC. AND SUBSIDIARIES
                 FINANCIAL SUMMARY & SELECTED RATIOS (UNAUDITED)
                  (Dollars in thousands except per share data)

                                                                   Year to Date
                                                 -----------------------------------------------
                                                         June 30,                  Change
                                                 -----------------------   ---------------------
                                                    2007         2006       Amount    Percentage
                                                 ----------   ----------   --------   ----------
FINANCIAL SUMMARY
      Interest Income                            $ 25,233.8   $ 22,515.0   $2,718.8       12.1%
      Interest Expense                             10,463.9      8,112.8    2,351.1       29.0%
                                                 ----------   ----------   --------
   Net Interest Income                             14,769.9     14,402.2      367.6        2.6%
      Provision for loan losses                     2,218.7        805.5    1,413.2      175.4%
      Non-interest income                           6,547.4      5,941.5      605.8       10.2%
      Non-interest expense                         13,680.1     13,573.8      106.4        0.8%
                                                 ----------   ----------   --------
   Income before taxes                              5,418.4      5,964.5     (546.1)
      Federal income tax                            1,425.3      1,635.5     (210.3)     -12.9%
                                                 ----------   ----------   --------
   Net income                                    $  3,993.2   $  4,329.0   $ (335.8)      -7.8%
                                                 ==========   ==========   ========
PERFORMANCE RATIOS
   Return on average assets (annualized)               1.05%        1.21%     -0.16%    -13.22%
   Return on average equity (annualized)              10.75%       12.57%     -1.82%    -14.48%
   Net interest margin (tax equivalent)                4.29%        4.47%     -0.18%     -3.95%
   Efficiency ratio                                    62.7%        65.2%      -2.5%      3.89%
BALANCE SHEET DATA
   Average earning assets                           727,447      679,423     48,025        7.1%
   Total loans                                      640,065      574,996     65,069       11.3%
   Allowance for loan loss                            7,561        6,868        693       10.1%
   Average loans                                    618,155      562,309     55,846        9.9%
   Total deposits                                   656,866      611,705     45,161        7.4%
   Average deposits                                 634,601      600,605     33,996        5.7%
   Total assets                                     781,640      731,019     50,621        6.9%
   Average assets                                   763,471      720,578     42,893        6.0%
ASSET QUALITY
   Net charge offs                                    2,507          299      2,208      739.7%
   Non-accrual loans                                  7,261        2,620      4,641      177.1%
   Non-performing loans                               7,514        4,613      2,901       62.9%
   Loans over 90 days past due/total loans             0.04%        0.19%     -0.15%     -78.7%
   Nonperforming loans/total loans                     1.17%        0.80%      0.37%      46.3%
   Allowance for loan loss/total loans                 1.18%        1.19%     -0.01%      -1.1%
   Allowance for loan loss/nonperforming loans        100.6%       148.9%     -48.3%     -32.4%
STOCK PERFORMANCE
   Earnings per share:
      Basic and diluted                          $     0.75   $     0.82   $  (0.06)      -7.7%
   Market Value:
      High                                       $    24.00   $    29.31   $  (5.31)     -18.1%
      Low                                        $    21.75   $    21.39   $   0.36        1.7%
      Close                                      $    21.75   $    22.54   $  (0.79)      -3.5%
   Shares outstanding                             5,216,770    5,246,384    (29,614)      -0.6%
   Dividends/share                               $     0.39   $     0.35   $   0.04       11.4%
   Dividend payout ratio                               51.7%        42.9%      8.86%      20.7%
   Price/Earnings ratio (prior 12 months)              13.4x        13.4x       0.0x      -0.3%
   Selling price/Book                                 150.3%       166.9%     -16.6%     -10.0%
   Book Value per share                          $    14.47   $    13.50   $   0.97        7.2%

All per-share data is restated to reflect 100% stock dividend in 2007

                      UNITED BANCORP, INC. AND SUBSIDIARIES
                 FINANCIAL SUMMARY & SELECTED RATIOS (UNAUDITED)
                  (Dollars in thousands except per share data)

                                                                        Quarter Ended
                                             -------------------------------------------------------------------
                                              June 30,     March 31,   December 31,   September 30,    June 30,
                                                2007         2007          2006            2006          2006
                                             ----------   ----------   ------------   -------------   ----------
FINANCIAL SUMMARY
      Interest Income                        $ 12,880.3     12,353.5      12,373.5       12,167.2       11,484.0
      Interest Expense                          5,402.4      5,061.5       4,950.1        4,739.3        4,284.6
                                             ----------   ----------    ----------     ----------     ----------
   Net Interest Income                          7,477.9      7,292.0       7,423.4        7,427.9        7,199.4
      Provision for loan losses                   710.0      1,508.7         921.3          396.2          439.5
      Non-interest income                       3,338.3      3,209.1       3,110.5        3,122.9        3,050.5
      Non-interest expense                      6,990.4      6,689.7       6,597.9        6,742.3        6,791.1
                                             ----------   ----------    ----------     ----------     ----------
   Income before taxes                          3,115.7      2,302.7       3,014.7        3,412.3        3,019.3
      Federal income tax                          848.6        576.7         817.6          966.8          834.9
                                             ----------   ----------    ----------     ----------     ----------
   Net income                                $  2,267.2   $  1,726.0    $  2,197.1     $  2,445.4        2,184.4
                                             ==========   ==========    ==========     ==========     ==========
PERFORMANCE RATIOS
   Return on average assets (annualized)           1.18%        0.92%         1.18%          1.32%          1.20%
   Return on average equity (annualized)          12.11%        9.35%        11.85%         13.52%         12.48%
   Net interest margin (tax equivalent)            4.29%        4.30%         4.39%          4.43%          4.42%
   Efficiency ratio                                63.2%        62.3%         61.2%          62.6%          64.8%
BALANCE SHEET DATA
   Average earning assets                       733,693      720,664       703,339        695,353        682,805
   Total loans                                  640,065      615,104       601,763        592,382        574,996
   Allowance for loan loss                        7,561        9,229         7,849          6,994          6,868
   Average loans                                630,439      605,872       592,948        581,269        565,822
   Total deposits                               656,866      636,413       628,002        620,772        611,705
   Average deposits                             636,702      632,500       618,066        615,475        603,511
   Total assets                                 781,640      760,473       750,989        739,896        731,019
   Average assets                               768,165      758,816       741,678        736,740        723,278
ASSET QUALITY
   Net charge offs                                2,379          128            66            270            153
   Non-accrual loans                              7,261       10,629         5,427          2,869          2,620
   Non-performing loans                           7,514       10,855         6,282          3,028          4,613
   Non-performing assets                          8,672       11,966         7,360          3,585          5,172
   Loans over 90 days past due/total loans         0.04%        0.04%         0.14%          0.03%          0.19%
   Nonperforming loans/total loans                 1.17%        1.76%         1.04%          0.51%          0.80%
   ALL/total loans                                 1.18%        1.50%         1.30%          1.18%          1.19%
   ALL/nonperforming loans                        100.6%        85.0%        124.9%         231.0%         148.9%
STOCK PERFORMANCE
   Earnings per share:
      Basic and diluted                      $     0.43   $     0.33    $     0.41     $     0.46     $     0.41
   Market Value:
      High                                   $    24.00   $    23.50    $    22.50     $    23.55     $    28.03
      Low                                    $    21.75   $    21.88    $    22.00     $    21.87     $    21.39
      Close                                  $    21.75   $    22.05    $    22.50     $    22.50     $    22.54
   Shares outstanding                         5,216,770    5,242,572     5,247,432      5,247,448      5,246,384
   Dividends/share                           $     0.20   $     0.19    $     0.19     $     0.19     $     0.18
   Dividend payout ratio                           46.6%        58.5%         45.9%          40.1%          42.7%
   Price/Earnings ratio (prior 12 months)          13.4x        13.7x         13.3x          13.1x          13.4x
   Selling price/Book                             150.3%       153.6%        158.4%         161.1%         166.9%
   Book Value per share                      $    14.47   $    14.36    $    14.21     $    13.97     $    13.50

All per-share data is restated to reflect 100% stock dividend in 2007


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